Exhibit 99.2

For Immediate Release

INSITUFORM COMPLETES REVIEW OF STRATEGIC OPTIONS

Determines To Execute Business Plan and Hires New CEO

CHESTERFIELD, MO, April 7, 2008 - Insituform Technologies, Inc. (Nasdaq Global Select Market: INSU) (“Insituform” or “the Company”) today announced that its Board of Directors has reviewed the Company’s strategic options and has unanimously concluded that execution of the Company’s business plan and hiring a new Chief Executive Officer are the best ways to enhance stockholder value. The Board worked closely with management to conduct its review and analysis, while also drawing upon input received from outside advisors, including the recommendations of its independent financial advisor, Merrill Lynch & Co.

Alfred L. Woods, Insituform’s Chairman, said, “Our Board and management team regularly review and consider the Company’s strategic options, often in consultation with outside advisors, to determine how best to enhance value for our stockholders. During the past several months in particular, we have worked together with our financial advisors, including, most recently, Merrill Lynch & Co., to carefully evaluate Insituform’s businesses, its capital structure and the markets we serve. Merrill Lynch reviewed our current business plan and a number of alternative scenarios, and evaluated a variety of potential financial and strategic alternatives, and made a detailed presentation to our Board.  We also spoke with many of our stockholders about the Company’s business plan, including the hiring of a Chief Executive Officer, and the opportunities available to Insituform. As a result of this process, our Board unanimously concluded that execution of the Company’s business plan and hiring a new Chief Executive Officer are the best ways to enhance stockholder value.”

“Insituform’s prospects are robust, despite the continued weakness in the U.S. sewer repair and rehabilitation market,” continued Mr. Woods.  “Insituform has a market leading position in the U.S., which we expect will continue to provide a stable revenue base, as well as significant opportunities for growth as existing U.S. sewer and water infrastructure continues to age. We remain focused on continuing to rationalize overhead and improve margins through disciplined contracting practices and ongoing cost reduction efforts.  As previously disclosed, we anticipate achieving a total of $12 million in annual savings by the end of 2008, of which approximately $4 million will be reinvested in other strategic initiatives.”

“We also continue to see important opportunities to diversify the Company’s business by exploiting high growth opportunities, as well as by expanding in international markets where demand is burgeoning and competition is more limited,” added Mr. Woods.  “We are excited about the growth prospects for Insituform Blue®, our potable water pipe rehabilitation business, both in North America and internationally. Our recently announced $4.25 million contract win to rehabilitate a century-old water main line running beneath New York’s Madison Avenue demonstrates the great potential of our clean water strategy. Our United Pipeline Systems division, which offers gas and oil pipeline rehabilitation throughout the world, is also growing profitably and expanding its international reach to areas where the sustained escalation of metal prices and strong investment by oil companies continues to drive demand. Additionally, we see opportunities to increase our market share in more mature markets around the world. The Company has expanded its management team to further penetrate and integrate our European business.  We are also employing a disciplined venturing strategy to identify products and services that complement our existing businesses and that can be acquired or licensed for marketing through our global distribution network.”

“We are committed to delivering sustainable and profitable growth and enhanced value to our stockholders,” added Mr. Woods, “and we are confident we now have the management team in place to deliver these results.  While our Board has completed this recent review, it will continue to closely monitor the Company’s financial and operational performance, as well as measure progress in executing the business plan. To that end, we remain open to evaluating new strategic opportunities that may arise. This could include both acquisitions and divestitures, depending upon the circumstances.”

In a related announcement today, John J. (“Joe”) Burgess was appointed the Company’s President and Chief Executive Officer and a member of the Board of Directors and the Strategic Planning Committee of the Board of Directors, effective April 14, 2008.

“We are fortunate to have a new leader in Joe Burgess to guide the Company forward and help build on our strengths,” continued Mr. Woods.  “Joe brings to Insituform a strong base of experience in strategic planning, operations management and customer service. I am confident that his vision and experience, combined with our industry-leading proprietary technologies and services, our hard-working and talented employees and our strong customer relationships, will enable us to execute on our strategy, capitalize on the growth opportunities we see and drive stockholder value.”

Mr. Burgess said, “I am excited to be joining Insituform as its new President and CEO.  I have reviewed the Company’s business plan and imperatives and am enthusiastic about the direction in which Insituform is headed.  I look forward to identifying additional ways to profitably grow the Company and improve its operational performance to create value for its stockholders.”

About Insituform

Insituform Technologies, Inc. is a leading worldwide provider of proprietary technologies and services for rehabilitating sewer, water and other underground piping systems without digging and disruption. More information about the Company can be found on its Internet site at www.insituform.com.

Additional Information

Insituform Technologies, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with its 2008 Annual Meeting of Stockholders.  Insituform has filed a preliminary proxy statement with the Securities and Exchange Commission and will file a definitive proxy statement and other relevant documents concerning the proposals to be presented at the 2008 Annual Meeting.  THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT INSITUFORM AND THE 2008 ANNUAL MEETING OF STOCKHOLDERS.  Insituform’s stockholders are strongly advised to read the definitive proxy statement, and any amendments or supplements thereto, and other materials filed by Insituform in connection with the 2008 Annual Meeting of Stockholders.  When filed, the definitive proxy statement, and any amendments or supplements thereto, and other materials filed by Insituform will be available free of charge on the Securities and Exchange Commission’s website at www.sec.gov or on Insituform’s website at www.insituform.com under Investors/SEC.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  The Company makes forward-looking statements in this news release that represent the Company’s beliefs or expectations about future events or financial performance.  These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results.  When used in this document, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.  Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on March 10, 2008.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur.  In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected.  Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise.  Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission.  Please use caution and do not place reliance on forward-looking statements.  All forward-looking statements made by the Company in this news release are qualified by these cautionary statements.

Insituform®, the Insituform® logo and Insituform Blue® are the registered trademarks of Insituform Technologies, Inc. and its affiliates.

CONTACT:

Insituform Technologies, Inc.
David A. Martin, Vice President and Chief Financial Officer
636-530-8000

Matthew Sherman / Jeremy Jacobs
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449